EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	2nd	2nd
	QUARTER	QUARTER
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$31,326	$28,011	$3,315	11.83%
Interest Expense	11,881	7,649	4,232	55.33%
Net Interest Income	19,445	20,362	(917)	(4.50)%
Provision for Credit Losses	565	812	(247)	(30.42)%
Net Interest Income After Provision for Credit Losses	18,880	19,550	(670)	(3.43)%
Noninterest Income	7,854	6,635	1,219	18.37%
Net Realized Losses on Available-for-sale Debt Securities	0	(1)	1	(100.00)%
Noninterest Expense	19,255	18,722	533	2.85%
Income Before Income Tax Provision	7,479	7,462	17	0.23%
Income Tax Provision	1,366	1,419	(53)	(3.74)%
Net Income	$6,113	$6,043	$70	1.16%
Net Income Attributable to Common Shares (1)	$6,066	$5,996	$70	1.17%
PER COMMON SHARE DATA:
Net Income - Basic	$0.40	$0.39	$0.01	2.56%
Net Income - Diluted	$0.40	$0.39	$0.01	2.56%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,264,533	15,231,505
Number of Shares Used in Computation - Diluted	15,264,533	15,231,505

	SIX MONTHS ENDED
	JUNE 30,

	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$61,662	$54,150	$7,512	13.87%
Interest Expense	23,176	13,007	10,169	78.18%
Net Interest Income	38,486	41,143	(2,657)	(6.46)%
Provision for Credit Losses	1,519	460	1,059	230.22%
Net Interest Income After Provision for Credit Losses	36,967	40,683	(3,716)	(9.13)%
Noninterest Income	14,529	12,244	2,285	18.66%
Net Realized Gains on Available-for-sale Debt Securities	0	6	(6)	(100.00)%
Noninterest Expense	37,559	37,809	(250)	(0.66)%
Income Before Income Tax Provision	13,937	15,124	(1,187)	(7.85)%
Income Tax Provision	2,518	2,828	(310)	(10.96)%
Net Income	$11,419	$12,296	$(877)	(7.13)%
Net Income Attributable to Common Shares (1)	$11,333	$12,197	$(864)	(7.08)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.74	$0.80	$(0.06)	(7.50)%
Net Income - Diluted	$0.74	$0.80	$(0.06)	(7.50)%
Dividends Per Share	$0.56	$0.56	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,247,557	15,320,101
Number of Shares Used in Computation - Diluted	15,247,557	15,320,366

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	June 30,	June 30,
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$100,412	$51,762	$48,650	93.99%
Available-for-sale Debt Securities	401,145	445,695	(44,550)	(10.00)%
Loans, Net	1,872,825	1,795,454	77,371	4.31%
Bank-Owned Life Insurance	50,301	31,504	18,797	59.67%
Bank Premises and Equipment, Net	21,966	20,970	996	4.75%
Deferred Tax Asset, Net	18,375	20,687	(2,312)	(11.18)%
Intangible Assets	54,779	55,178	(399)	(0.72)%
Other Assets	73,319	49,530	23,789	48.03%
TOTAL ASSETS	$2,593,122	$2,470,780	$122,342	4.95%

LIABILITIES
Deposits	$2,059,309	$2,010,118	$49,191	2.45%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	202,523	146,694	55,829	38.06%
Senior Notes, Net	14,865	14,798	67	0.45%
Subordinated Debt, Net	24,773	24,661	112	0.45%
Other Liabilities	28,431	26,392	2,039	7.73%
TOTAL LIABILITIES	2,329,901	2,222,663	107,238	4.82%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	304,582	296,190	8,392	2.83%
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(41,710)	(48,536)	6,826	(14.06)%
Defined Benefit Plans	349	463	(114)	(24.62)%
TOTAL STOCKHOLDERS' EQUITY	263,221	248,117	15,104	6.09%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,593,122	$2,470,780	$122,342	4.95%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	June 30,		INCREASE
	2024	2023	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$6,113	$6,043	1.16%
Return on Average Assets (Annualized)	0.96%	0.98%	(2.04)%
Return on Average Equity (Annualized)	9.46%	9.60%	(1.46)%

PRE-TAX, PRE-PROVISION NET REVENUE ("PPNR") - NON-GAAP (a)
PPNR	$8,246	$8,514	(3.15)%
PPNR (Annualized) as a % of Average Assets	1.29%	1.38%	(6.52)%
PPNR (Annualized) as a % of Average Equity	12.76%	13.53%	(5.69)%

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2024	2023	(DECREASE)
EARNINGS PERFORMANCE - U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP")
Net Income	$11,419	$12,296	(7.13)%
Return on Average Assets (Annualized)	0.90%	1.01%	(10.89)%
Return on Average Equity (Annualized)	8.79%	9.75%	(9.85)%

PPNR - NON-GAAP (a)
PPNR	$15,853	$16,086	(1.45)%
PPNR (Annualized) as a % of Average Assets	1.25%	1.32%	(5.30)%
PPNR (Annualized) as a % of Average Equity	12.20%	12.76%	(4.39)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,593,122	$2,470,780	4.95%
Available-for-Sale Debt Securities	401,145	445,695	(10.00)%
Loans, Net	1,872,825	1,795,454	4.31%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	20,382	19,056	6.96%
Allowance for Credit Losses on Off-Balance Sheet Exposures	682	1,154	(40.90)%
Deposits	2,059,309	2,010,118	2.45%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$321,136	$318,267	0.90%
Trust Assets Under Management	1,284,674	1,154,728	11.25%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.74	$0.80	(7.50)%
Net Income - Diluted	$0.74	$0.80	(7.50)%
Dividends	$0.56	$0.56	0.00%
Common Book Value	$17.12	$16.25	5.35%
Tangible Common Book Value (b)	$13.56	$12.64	7.28%
Market Value (Last Trade)	$17.89	$19.30	(7.31)%
Market Value / Common Book Value	104.50%	118.77%	(12.01)%
Market Value / Tangible Common Book Value NON-GAAP (b)	131.93%	152.69%	(13.60)%
Price Earnings Multiple	12.09	12.06	0.25%
Dividend Yield (Annualized)	6.26%	5.80%	7.93%
Common Shares Outstanding, End of Period	15,375,982	15,268,096	0.71%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2024	2023	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (b)	8.21%	7.99%	2.75%
Nonperforming Assets / Total Assets	0.76%	0.58%	31.03%
Allowance for Credit Losses / Total Loans	1.08%	1.05%	2.86%
Total Risk Based Capital Ratio (c)	15.49%	15.86%	(2.33)%
Tier 1 Risk Based Capital Ratio (c)	13.09%	13.37%	(2.09)%
Common Equity Tier 1 Risk Based Capital Ratio (c)	13.09%	13.37%	(2.09)%
Leverage Ratio (c)	9.85%	9.81%	0.41%

AVERAGE BALANCES
Average Assets	$2,533,204	$2,443,693	3.66%
Average Equity	$259,783	$252,215	3.00%

EFFICIENCY RATIO NON-GAAP (d)
Net Interest Income on a Fully Taxable-Equivalent Basis (d)	$38,883	$41,651	(6.65)%
Noninterest Income, Excluding Net Realized Gains on Available-for-sale Debt Securities	14,529	12,244	18.66%
Total (1)	$53,412	$53,895	(0.90)%
Noninterest Expense (2)	$37,559	$37,809	(0.66)%
Efficiency Ratio = (2)/(1)	70.32%	70.15%	0.24%
(a)	PPNR includes net interest income plus noninterest income minus total noninterest expense but excludes provision (credit) for credit losses, realized gains or losses on securities, the income tax provision and nonrecurring items included in earnings. Management believes disclosure of PPNR provides useful information for evaluating C&N’s financial performance without the impact of unusual items or events that may obscure trends in C&N’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of this non-GAAP measure to the comparable GAAP measure is provided in Exhibit 99.2 under the table “PPNR- NON- GAAP RECONCILIATION.”

(b)Tangible common book value per share, tangible common equity as a percentage of tangible assets and market value as a percentage of tangible common book value are non-GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,593,122	$2,470,780
Less: Intangible Assets, Primarily Goodwill	(54,779)	(55,178)
Tangible Assets	$2,538,343	$2,415,602
Total Stockholders' Equity	$263,221	$248,117
Less: Intangible Assets, Primarily Goodwill	(54,779)	(55,178)
Tangible Common Equity (3)	$208,442	$192,939

Common Shares Outstanding, End of Period (4)	15,375,982	15,286,096
Tangible Common Book Value per Share = (3)/(4)	$13.56	$12.64

(c)Capital ratios for the most recent period are estimated.

(d)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE.”

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Interest income	$31,326	$30,336	$30,236	$29,118	$28,011
Interest expense	11,881	11,295	10,642	9,455	7,649
Net interest income	19,445	19,041	19,594	19,663	20,362
Provision (credit) for credit losses	565	954	951	(1,225)	812
Net interest income after provision (credit) for credit losses	18,880	18,087	18,643	20,888	19,550
Noninterest income	7,854	6,675	8,720	6,489	6,635
Net realized losses on securities	0	0	(3,042)	0	(1)
Noninterest expense	19,255	18,304	18,399	17,940	18,722
Income before income tax provision	7,479	6,458	5,922	9,437	7,462
Income tax provision	1,366	1,152	1,661	1,846	1,419
Net income	$6,113	$5,306	$4,261	$7,591	$6,043
Net income attributable to common shares	$6,066	$5,267	$4,231	$7,534	$5,996
Basic earnings per common share	$0.40	$0.35	$0.28	$0.50	$0.39
Diluted earnings per common share	$0.40	$0.35	$0.28	$0.50	$0.39

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2024	2024	2023	2023	2023
ASSETS
Cash & Due from Banks	$100,412	$46,448	$56,878	$52,658	$51,762
Available-for-Sale Debt Securities	401,145	405,094	415,755	429,138	445,695
Loans, Net	1,872,825	1,852,426	1,828,931	1,812,585	1,795,454
Bank-Owned Life Insurance	50,301	49,857	63,674	31,557	31,504
Bank Premises and Equipment, Net	21,966	21,852	21,632	21,267	20,970
Deferred Tax Asset, Net	18,375	17,703	17,441	23,731	20,687
Intangible Assets	54,779	54,877	54,974	55,076	55,178
Other Assets	73,319	73,280	56,299	57,937	49,530
TOTAL ASSETS	$2,593,122	$2,521,537	$2,515,584	$2,483,949	$2,470,780

LIABILITIES
Deposits (1)	$2,059,309	$1,995,903	$2,014,806	$2,024,997	$2,010,118
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	202,523	197,655	172,211	148,529	146,694
Senior Notes, Net	14,865	14,848	14,831	14,814	14,798
Subordinated Debt, Net	24,773	24,745	24,717	24,689	24,661
Other Liabilities	28,431	26,730	26,638	30,715	26,392
TOTAL LIABILITIES	2,329,901	2,259,881	2,253,203	2,243,744	2,222,663

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	304,582	302,362	300,818	300,031	296,190
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(41,710)	(41,071)	(38,878)	(60,278)	(48,536)
Defined Benefit Plans	349	365	441	452	463
TOTAL STOCKHOLDERS' EQUITY	263,221	261,656	262,381	240,205	248,117
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,593,122	$2,521,537	$2,515,584	$2,483,949	$2,470,780

(1) Brokered Deposits (Included in Total Deposits)	$59,501	$69,391	$64,369	$62,512	$70,653

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	June 30, 2024		March 31, 2024		December 31, 2023		June 30, 2023
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$10,323	$9,257	$11,324	$10,231	$12,325	$11,290	$33,931	$30,743
Obligations of U.S. Government agencies	10,582	9,350	10,637	9,376	11,119	9,946	22,899	20,552
Bank holding company debt securities	28,955	23,657	28,953	23,469	28,952	23,500	28,948	23,325
Obligations of states and political subdivisions:
Tax-exempt	113,659	102,020	113,181	102,826	113,464	104,199	125,247	113,170
Taxable	56,294	47,481	57,960	49,255	58,720	50,111	65,715	55,702
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	104,708	93,874	102,048	91,116	105,549	95,405	105,027	92,795
Residential collateralized mortgage obligations	46,623	42,565	48,477	44,501	50,212	46,462	40,444	35,897
Commercial mortgage-backed securities	74,510	64,718	76,249	66,121	76,412	66,682	76,780	65,517
Private label commercial mortgage-backed securities	8,290	8,223	8,252	8,199	8,215	8,160	8,141	7,994
Total Available-for-Sale Debt Securities	$453,944	$401,145	$457,081	$405,094	$464,968	$415,755	$507,132	$445,695

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2024	2024	2023	2023
Commercial real estate - non-owner occupied
Non-owner occupied	$489,514	$507,223	$499,104	$505,519
Multi-family (5 or more) residential	67,154	64,866	64,076	61,004
1-4 Family - commercial purpose	167,296	167,740	174,162	167,260
Total commercial real estate - non-owner occupied	723,964	739,829	737,342	733,783
Commercial real estate - owner occupied	267,169	250,145	237,246	227,801
All other commercial loans:
Commercial and industrial	77,339	80,136	78,832	80,270
Commercial lines of credit	130,924	121,791	117,236	122,607
Political subdivisions	89,460	84,652	79,031	84,456
Commercial construction and land	114,162	106,255	104,123	80,391
Other commercial loans	19,221	19,971	20,471	24,960
Total all other commercial loans	431,106	412,805	399,693	392,684
Residential mortgage loans:
1-4 Family - residential	383,494	387,542	389,262	378,698
1-4 Family residential construction	26,330	22,121	24,452	25,535
Total residential mortgage	409,824	409,663	413,714	404,233
Consumer loans:
Consumer lines of credit (including HELCs)	42,325	41,204	41,503	36,608
All other consumer	18,819	18,803	18,641	19,401
Total consumer	61,144	60,007	60,144	56,009
Total	1,893,207	1,872,449	1,848,139	1,814,510
Less: allowance for credit losses on loans	(20,382)	(20,023)	(19,208)	(19,056)
Loans, net	$1,872,825	$1,852,426	$1,828,931	$1,795,454

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	June 30,	% of Non-owner	% of
	2024	Occupied CRE	Total Loans
Industrial	$98,840	20.2%	5.2%
Office	96,642	19.7%	5.1%
Retail	93,552	19.1%	4.9%
Hotels	72,915	14.9%	3.9%
Mixed Use	58,891	12.0%	3.1%
Other	68,674	14.0%	3.6%
Total Non-owner Occupied CRE Loans	$489,514
Total Gross Loans	$1,893,207

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2024	2024	2023	2023
Loans individually evaluated with a valuation allowance	$6,613	$10,062	$7,786	$5,785
Loans individually evaluated without a valuation allowance	8,567	4,743	3,478	3,314
Total individually evaluated loans	$15,180	$14,805	$11,264	$9,099

Total loans past due 30-89 days and still accruing	$3,088	$6,560	$9,275	$4,709

Nonperforming assets:
Total nonaccrual loans	$19,579	$19,069	$15,177	$12,827
Total loans past due 90 days or more and still accruing	20	227	3,190	1,164
Total nonperforming loans	19,599	19,296	18,367	13,991
Foreclosed assets held for sale (real estate)	181	456	478	459
Total nonperforming assets	$19,780	$19,752	$18,845	$14,450

Total nonperforming loans as a % of total loans	1.04%	1.03%	0.99%	0.77%
Total nonperforming assets as a % of assets	0.76%	0.78%	0.75%	0.58%
Allowance for credit losses as a % of total loans	1.08%	1.07%	1.04%	1.05%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2024	2024	2023	2024	2023
Balance, beginning of period	$20,023	$19,208	$18,346	$19,208	$16,615
Adoption of ASU 2016-13 (CECL)	0	0	0	0	2,104
Charge-offs	(236)	(180)	(134)	(416)	(201)
Recoveries	29	35	8	64	14
Net charge-offs	(207)	(145)	(126)	(352)	(187)
Provision for credit losses on loans	566	960	836	1,526	524
Balance, end of period	$20,382	$20,023	$19,056	$20,382	$19,056

ANALYSIS OF THE PROVISION (CREDIT) FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2024	2024	2023	2024	2023
Provision (credit) for credit losses:
Loans receivable	$566	$960	$836	$1,526	$524
Off-balance sheet exposures	(1)	(6)	(24)	(7)	(64)
Total provision for credit losses	$565	$954	$812	$1,519	$460

PPNR NON- GAAP RECONCILIATION

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
Calculation of PPNR:	2024	2024	2023	2024	2023
Net Income (GAAP)	$6,113	$5,306	$6,043	$11,419	$12,296
Add: Provision for income taxes	1,366	1,152	1,419	2,518	2,828
Add: Provision for credit losses	565	954	812	1,519	460
Add: Realized losses (gains) on available-for-sale securities debt securities	0	0	1	0	(6)
Add: Adjustments to reflect net interest income on a fully taxable-equivalent basis	202	195	239	397	508
PPNR (non-GAAP)	$8,246	$7,607	$8,514	$15,853	$16,086

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2024	2024	2023	2024	2023
INTEREST INCOME
Interest-bearing due from banks	$516	$383	$309	$899	$587
Available-for-sale debt securities:
Taxable	2,137	2,136	2,152	4,273	4,363
Tax-exempt	626	623	713	1,249	1,480
Total available-for-sale debt securities	2,763	2,759	2,865	5,522	5,843
Loans receivable:
Taxable	27,490	26,703	24,362	54,193	46,793
Tax-exempt	730	670	700	1,400	1,413
Total loans receivable	28,220	27,373	25,062	55,593	48,206
Other earning assets	29	16	14	45	22
Total Interest Income	31,528	30,531	28,250	62,059	54,658

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	2,836	2,806	1,512	5,642	2,499
Money market	1,917	2,180	1,112	4,097	1,985
Savings	52	55	63	107	126
Time deposits	4,509	3,850	2,412	8,359	3,719
Total interest-bearing deposits	9,314	8,891	5,099	18,205	8,329
Borrowed funds:
Short-term	360	597	1,144	957	2,241
Long-term - FHLB advances	1,855	1,456	1,056	3,311	1,737
Senior notes, net	120	120	119	240	239
Subordinated debt, net	232	231	231	463	461
Total borrowed funds	2,567	2,404	2,550	4,971	4,678
Total Interest Expense	11,881	11,295	7,649	23,176	13,007

Net Interest Income	$19,647	$19,236	$20,601	$38,883	$41,651

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2024	2024	2023	2024	2023
Net Interest Income Under U.S. GAAP	$19,445	$19,041	$20,362	$38,486	$41,143
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	67	69	103	136	230
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	135	126	136	261	278
Net Interest Income as adjusted to a fully taxable-equivalent basis	$19,647	$19,236	$20,601	$38,883	$41,651

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2024	Return/	3/31/2024	Return/	6/30/2023	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$43,139	4.81%	$32,725	4.71%	$29,861	4.15%
Available-for-sale debt securities, at amortized cost:
Taxable	343,971	2.50%	347,885	2.47%	395,725	2.18%
Tax-exempt	112,921	2.23%	113,363	2.21%	126,839	2.25%
Total available-for-sale debt securities	456,892	2.43%	461,248	2.41%	522,564	2.20%
Loans receivable:
Taxable	1,792,556	6.17%	1,774,064	6.05%	1,697,740	5.76%
Tax-exempt	90,830	3.23%	85,182	3.16%	90,111	3.12%
Total loans receivable	1,883,386	6.03%	1,859,246	5.92%	1,787,851	5.62%
Other earning assets	2,176	5.36%	1,384	4.65%	1,325	4.24%
Total Earning Assets	2,385,593	5.32%	2,354,603	5.22%	2,341,601	4.84%
Cash	22,396		20,448		23,084
Unrealized loss on securities	(56,765)		(50,849)		(56,564)
Allowance for credit losses	(20,290)		(19,484)		(18,795)
Bank-owned life insurance	50,018		54,466		31,410
Bank premises and equipment	21,994		21,788		21,140
Intangible assets	54,827		54,925		55,228
Other assets	89,859		82,879		69,213
Total Assets	$2,547,632		$2,518,776		$2,466,317

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$517,145	2.21%	$514,905	2.19%	$463,300	1.31%
Money market	340,038	2.27%	362,864	2.42%	328,581	1.36%
Savings	207,530	0.10%	213,278	0.10%	247,434	0.10%
Time deposits	457,885	3.96%	429,085	3.61%	375,557	2.58%
Total interest-bearing deposits	1,522,598	2.46%	1,520,132	2.35%	1,414,872	1.45%
Borrowed funds:
Short-term	27,732	5.22%	44,642	5.38%	87,479	5.25%
Long-term - FHLB advances	175,373	4.25%	142,753	4.10%	110,982	3.82%
Senior notes, net	14,856	3.25%	14,840	3.25%	14,789	3.23%
Subordinated debt, net	24,759	3.77%	24,731	3.76%	24,648	3.76%
Total borrowed funds	242,720	4.25%	226,966	4.26%	237,898	4.30%
Total Interest-bearing Liabilities	1,765,318	2.71%	1,747,098	2.60%	1,652,770	1.86%
Demand deposits	493,922		481,146		533,533
Other liabilities	29,972		29,386		28,217
Total Liabilities	2,289,212		2,257,630		2,214,520
Stockholders' equity, excluding accumulated other comprehensive loss	302,758		301,032		296,015
Accumulated other comprehensive loss	(44,338)		(39,886)		(44,218)
Total Stockholders' Equity	258,420		261,146		251,797
Total Liabilities and Stockholders' Equity	$2,547,632		$2,518,776		$2,466,317
Interest Rate Spread		2.61%		2.62%		2.98%
Net Interest Income/Earning Assets		3.31%		3.29%		3.53%

Total Deposits (Interest-bearing and Demand)	$2,016,520		$2,001,278		$1,948,405

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	6/30/2024	Return/	6/30/2023	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$37,932	4.77%	$30,744	3.85%
Available-for-sale debt securities, at amortized cost:
Taxable	345,928	2.48%	402,878	2.18%
Tax-exempt	113,142	2.22%	129,103	2.31%
Total available-for-sale debt securities	459,070	2.42%	531,981	2.21%
Loans receivable:
Taxable	1,783,310	6.11%	1,666,052	5.66%
Tax-exempt	88,006	3.20%	90,976	3.13%
Total loans receivable	1,871,316	5.97%	1,757,028	5.53%
Other earning assets	1,780	5.08%	1,263	3.51%
Total Earning Assets	2,370,098	5.27%	2,321,016	4.75%
Cash	21,422		22,682
Unrealized loss on securities	(53,807)		(58,300)
Allowance for credit losses	(19,887)		(17,929)
Bank-owned life insurance	52,242		31,339
Bank premises and equipment	21,891		21,328
Intangible assets	54,876		55,279
Other assets	86,369		68,278
Total Assets	$2,533,204		$2,443,693

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$516,025	2.20%	$460,305	1.09%
Money market	351,451	2.34%	346,514	1.16%
Savings	210,404	0.10%	252,214	0.10%
Time deposits	443,485	3.79%	344,201	2.18%
Total interest-bearing deposits	1,521,365	2.41%	1,403,234	1.20%
Borrowed funds:
Short-term	36,187	5.32%	89,611	5.04%
Long-term - FHLB advances	159,063	4.19%	95,899	3.65%
Senior notes, net	14,848	3.25%	14,781	3.26%
Subordinated debt, net	24,745	3.76%	24,634	3.77%
Total borrowed funds	234,843	4.26%	224,925	4.19%
Total Interest-bearing Liabilities	1,756,208	2.65%	1,628,159	1.61%
Demand deposits	487,534		536,579
Other liabilities	29,679		26,740
Total Liabilities	2,273,421		2,191,478
Stockholders' equity, excluding accumulated other comprehensive loss	301,895		297,797
Accumulated other comprehensive loss	(42,112)		(45,582)
Total Stockholders' Equity	259,783		252,215
Total Liabilities and Stockholders' Equity	$2,533,204		$2,443,693
Interest Rate Spread		2.62%		3.14%
Net Interest Income/Earning Assets		3.30%		3.62%

Total Deposits (Interest-bearing and Demand)	$2,008,899		$1,939,813

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2024	2024	2023	2024	2023
Trust revenue	$2,014	$1,897	$1,804	$3,911	$3,581
Brokerage and insurance revenue	527	539	365	1,066	795
Service charges on deposit accounts	1,472	1,318	1,388	2,790	2,678
Interchange revenue from debit card transactions	1,089	1,013	1,010	2,102	2,017
Net gains from sales of loans	235	191	139	426	213
Loan servicing fees, net	130	230	190	360	312
Increase in cash surrender value of life insurance	444	470	152	914	290
Other noninterest income	1,943	1,017	1,587	2,960	2,358
Total noninterest income, excluding realized gains (losses) on securities, net	$7,854	$6,675	$6,635	$14,529	$12,244

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2024	2024	2023	2024	2023
Salaries and employee benefits	$11,023	$11,562	$10,777	$22,585	$22,204
Net occupancy and equipment expense	1,333	1,450	1,323	2,783	2,725
Data processing and telecommunications expenses	2,003	1,992	1,900	3,995	3,836
Automated teller machine and interchange expense	473	487	395	960	870
Pennsylvania shares tax	434	433	404	867	807
Professional fees	552	518	564	1,070	1,501
Other noninterest expense	3,437	1,862	3,359	5,299	5,866
Total noninterest expense	$19,255	$18,304	$18,722	$37,559	$37,809

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	June 30,	March 31,	Dec. 31,	June 30,	March 31,	Dec. 31,	June 30,	March 31,	Dec. 31,
	2024	2024	2023	2024	2024	2023	2024	2024	2023
Federal Home Loan Bank of Pittsburgh	$223,853	$215,018	$189,021	$719,722	$712,932	$737,824	$943,575	$927,950	$926,845
Federal Reserve Bank Discount Window	0	0	0	18,884	19,063	19,982	18,884	19,063	19,982
Other correspondent banks	0	0	0	75,000	75,000	75,000	75,000	75,000	75,000
Total credit facilities	$223,853	$215,018	$189,021	$813,606	$806,995	$832,806	$1,037,459	$1,022,013	$1,021,827

Uninsured Deposits Information	June 30,	March 31,	December 31,
	2024	2024	2023
Total Deposits - C&N Bank	$2,074,806	$2,012,167	$2,030,909

Estimated Total Uninsured Deposits	$605,765	$568,085	$592,206
Portion of Uninsured Deposits that are
Collateralized	158,268	140,063	151,031
Uninsured and Uncollateralized Deposits	$447,497	$428,022	$441,175

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	21.6%	21.3%	21.7%

Available Funding from Credit Facilities	$813,606	$806,995	$832,806
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	238,375	259,489	256,058
Highly Liquid Available Funding	$1,051,981	$1,066,484	$1,088,864

Highly Liquid Available Funding as a % of
Uninsured Deposits	173.7%	187.7%	183.9%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	235.1%	249.2%	246.8%